EHXIBIT 10.5

AMENDMENT TO

ESTABLISHMENT AGREEMENT

This Amendment to Establishment Agreement (the “Amendment”) is made as of the 24th day of June, 2010 between THE GOVERNMENT OF JAMAICA acting through the Minister of Finance and Planning and the Minister of Mining and Energy (hereinafter called the “Government”) and ST. ANN BAUXITE LIMITED, a company organized and existing under the laws of Jamaica and now known as NORANDA BAUXITE LIMITED (hereinafter called “St. Ann Bauxite”).

W I T N E S S E T H:

WHEREAS

(1)	The Government and St. Ann Bauxite are parties to an Establishment Agreement dated the 30th day of September 2004 (the “Establishment Agreement”);

(2)	On September 30, 2004 St. Ann Bauxite was beneficially owned 50% by Century Aluminum Company and 50% by Noranda Aluminum, Inc.;

(3)

Pursuant to a Securities Purchase Agreement dated as of 3rd August 2009 by and among Century Louisiana Inc, Century Bermuda I Limited, Century Aluminum Company, NSA General Partnership, St. Ann Bauxite Holdings Limited, Gramercy Alumina Holdings Inc., Gramercy Alumina Holdings II Inc., St. Ann Bauxite and Noranda Aluminum Acquisition Corporation (the “Purchase Agreement”), with effect on August 31, 2009, Century Aluminum Company sold and transferred its beneficial interests in St. Ann Bauxite to Noranda Aluminum, Inc.;

NOW, THEREFORE, it is hereby mutually agreed as hereinafter set forth:

ARTICLE I

DEFINITIONS

1.01	Certain Defined Terms

In this Amendment, unless the context otherwise requires, words, symbols and expressions that are defined in the Establishment Agreement shall have the meanings herein as respectively assigned in the Establishment Agreement.

ARTICLE II

AMENDMENTS TO THE ESTABLISHMENT AGREEMENT

2.01	Amendments to Article I

Article 1.01 of the Establishment Agreement is hereby amended so that, as amended, the following definitions shall read in their entirety as follows:

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“ “Affiliate” means any Person that directly or indirectly by whatever means controls, is controlled by, is under common control with the Person in question, and in the case of each of St. Ann Bauxite and the Partnership, shall include Noranda Aluminum, Inc. and its subsidiaries (including Gramercy Alumina LLC).”

“ “Implementing Documents” means each and all of those agreements, leases and other documents, forms of which are set forth in Exhibits A through H to this Agreement, and the Undertaking of Noranda Aluminum, Inc. dated August 31, 2009.”

2.02	Amendment to Article 10

Section (b) of Article 10.01 of the Establishment Agreement is hereby amended so that as amended, it shall read in its entirety as follows:

“If, at any time, world-wide market conditions require a reduction in bauxite or alumina production by St. Ann Bauxite or Noranda Aluminum, Inc. in any calendar year, then, after written notice to that effect from St. Ann Bauxite or Noranda Aluminum, Inc. is given to the Government, the parties will promptly begin discussions concerning the minimum tonnage to be established by the Government and made applicable to the Partnership for such year, taking into account Jamaica’s actual share of the supply of bauxite or alumina for the Noranda Aluminum, Inc. system, as applicable, from all sources.”

2.03	Amendment to Article 14

Article 14.02 of the Establishment Agreement is hereby amended so that as amended, it shall read in its entirety as follows:

“Notices.

All notices and other communications given pursuant to this Agreement shall be in writing and shall be personally delivered or mailed, postage prepaid, by registered mail or by certified mail return receipt requested (airmail if from one country to another), or sent by reputable international overnight courier service, addressed as follows:

If to the Government:	Permanent Secretary
Ministry of Energy and Mining
36 Trafalgar Road
Kingston 10, Jamaica

with copy to:	Financial Secretary
Ministry of Finance and Public Service

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30 National Heroes Circle
Kingston 4 Jamaica

Managing Director
Jamaica Bauxite Mining Limited
36 Trafalgar Road
Kingston 10, Jamaica

If to St. Ann Bauxite:	Noranda Bauxite Limited
Discovery Bay
Jamaica W.I.
Attn: General Manager

with copy to:	Noranda Aluminum, Inc.
Five Corporate Centre
801 Crescent Centre Drive
Suite 600
Franklin, TN 37067
Attn: President

or to such other address as a party may from time to time notify the others. Any notice or other communication personally delivered or send by overnight courier shall be deemed to have been effectively given at the time of delivery, and any notice mailed as aforesaid shall be deemed to have been effectively given on the seventh (7th) day after the date of posting if being sent to an address within the same country and if being sent to another country, on the fourteenth (14th) day after the date of posting.”

ARTICLE III

AMENDMENTS TO FISCAL REGIME

3.01	With effect from January 1, 2009 Articles V, VI, VII and VIII are hereby amended so that, as amended, they shall read in their entirety as follows:

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ARTICLE V

“INCOME TAX

5.01	Tax Rate; Application.

(a) St. Ann Bauxite shall be subject to income tax and shall make provisional and final payment of any amounts owed in accordance with the Income Tax Act of Jamaica, save and except as otherwise provided in this Article V.

(b) The fiscal regime in this Agreement is agreed to on the basis that the maximum rate of income tax applicable to St. Ann Bauxite shall be 33 1/3%.

(c) The Partnership shall not be treated as a taxpayer or as having profits subject to income tax.

(d) St. Ann Bauxite shall submit certified copies of financial statements, balance sheets and operating statements of the Partnership for each calendar year to the Commissioner responsible for Income Tax within sixty (60) days after the end of such calendar year.

5.02	Sales Revenue.

(a) For the purpose of arriving at taxable income, (i) St. Ann Bauxite’s revenues from sales and shipments of bauxite to customers that are not Affiliates of St. Ann Bauxite shall be recognized at the actual contract price for such sales; and (ii) St. Ann Bauxite’s revenues from sales and shipments of bauxite to customers that are Affiliates of St. Ann Bauxite shall be recognized at the market price for such sales (the “Market Price”).

(b) For purposes of clause (ii) of Section 5.02(a) above and in the special circumstances, the parties have agreed that the Market Price for sales of bauxite up until January 1, 2010 shall be deemed to be US$[***] per dry MT. From January 1, 2010, the parties have agreed that the Market Price for sales of bauxite for each year shall be [***]% of the average Trombetas contract price ([***] point) of the two 6-month periods—January 1 to June 30 and July 1 to December—reported by CRU, or its successor plus a temporary premium of US$[***] per dry MT. Until the CRU report for the current 6-month period is published, the Market Price will be computed provisionally using the most recent 6-month CRU price available at that time, the parties will negotiate in good faith to agree on the applicable Market Price for periods after December 31, 2014. Until the Market Price for periods after December 31, 2014 is determined, such Market Price shall be deemed to be [***]% of the annual average Trombetas contract price ([***] point) reported by CRU or its successor.

5.03	Expenses.

For the purpose of arriving at taxable income for any calendar year, St. Ann Bauxite’s deductible expenses shall be the total of (a) (i) all of its operating costs for mining and related purposes , including all direct land acquisition, rental, mining, reclamation, resettlement, transportation, railroading, processing, drying, shipping and administrative costs, plus (ii) initial and annual allowances determined

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in accordance with the First Schedule to the Income Tax Act, for that year, which amounts in this clause (a) shall include the total amount of mining charges charged to St. Ann Bauxite by the Partnership under the Mining Agreement (including the Land Lease Fees component thereof but excluding depreciation) and Provided That, where the assets were acquired by St. Ann Bauxite’s predecessor prior to January 1, 2003, the net book value as at January 1, 2003 should be used or the actual acquisition costs where those assets were re-valued; and (b) all other costs, charges and expenses incurred in connection with St. Ann Bauxite’s bauxite mining and related activities, which shall be deemed to include, but shall not be limited to, bauxite royalties, the asset usage fee under Section 17.03 of the Partnership Deed, demurrage, and such management fees and other expenses incurred in respect of services provided by Affiliates of St. Ann Bauxite, but subject to the proviso in Section 8.05 of the Management Agreement.

The Government agrees that for purposes of the Income Tax Act, Production Levy (as described in Article 6 below) shall be a deductible expense in ascertaining the chargeable income of St. Ann Bauxite.

5.04	Form of Payment of Taxes.

The income tax payable by St. Ann Bauxite in Jamaica shall be payable in United States dollars to such bank or banks in the United States of America or Jamaica as may be designated by the Government, and accordingly all books, records and statements, including computations for income tax, shall be kept and made in United States dollars and shall be open to inspection by the Commissioner responsible for Income Tax.

It is agreed that St. Ann Bauxite will make non-refundable non-assignable income tax payments of US$10,000,000 on or before June 30, 2010 and US$4,000,000 on or before April 1, 2011. The payments will be credited against St. Ann Bauxite’s actual income tax liability arising in each calendar year of assessment at the rate of US$2,000,000 for 2010 and US$3,000,000 for each of the years 2011 to 2014. In the event that such credit exceeds the actual income tax liability in any year of assessment, the balance of such credit, along with any credit amounts carried over from a previous year, shall be added to the amount to be credited during the succeeding year of assessment. Any credit remaining in the year of assessment 2015 shall be applied at the rate of US$3,000,000 per annum until it is extinguished.

5.05	Tax on Dividends and other Payments.

Notwithstanding any other provision in this Article V, no withholding tax of any nature will be required on dividends or other branch profit remittances by St. Ann Bauxite to the recipient thereof to the extent such dividends or other remittances are not taxable by the jurisdiction where such recipient is domiciled or resident.

5.06	Connected Persons.

(a) Any St. Ann Bauxite connected person (as defined in the Income Tax Act) which engages in any transactions or dealings with St. Ann Bauxite or the Partnership which give rise to business profits in Jamaica shall not be subject to any Jamaican income tax so long as such connected person does not have a permanent establishment (as defined in any of the Treaties referred to in Section 5.06(b) below) in Jamaica.

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(b) For the purpose of this Agreement, the term “business profits” shall have the same meaning as that contained in Article 7 of the Double Taxation Treaty between Jamaica and the United States of America dated December 29, 1981, as in effect for taxable years beginning on or after January 1, 1982 (hereinafter referred to as the “U.S. Treaty”).

(c) Notwithstanding the preceding Section 5.06(b), both parties agree that in no event shall the occurrence of any acts, transactions or dealings by or on behalf of a St. Ann Bauxite connected person in pursuance of this Agreement or any Implementing Document, while the fiscal provisions of this Agreement are in effect, solely by themselves cause any such St. Ann Bauxite connected person to be treated as having a permanent establishment in Jamaica.

5.07	Double Taxation.

In the event of double taxation arising from actions by Jamaica or any other jurisdiction with respect to any of the matters covered by this Agreement, then St. Ann Bauxite may, subject to the provisions of any applicable income tax treaty which includes provisions for relief from double taxation, request a review and discussion of the action giving rise to such double taxation and the Government shall take such reasonable action as the parties hereto may deem proper and appropriate in the circumstances to endeavour to avoid or reduce such double taxation. Nothing contained in this Section shall expressly or by implication create any obligation on the part of the Government to waive, reduce or remit in whole or in part any tax provisions which St. Ann Bauxite shall have paid or shall be liable to pay under the fiscal regime provisions of this Agreement.

ARTICLE VI

PRODUCTION LEVY

6.01	Production Levy.

(a) St. Ann Bauxite will pay to the Government an extraction tax to be known as the bauxite production levy (the “Production Levy”) in respect of its share of all bauxite or laterite extracted or won from the St. Ann Mining Lease in each calendar year, but for administrative convenience, the amount of Production Levy payable shall be determined on the basis of the bauxite actually shipped (i.e. exported) expressed in MT as hereinafter provided for the calendar year. To the extent that bauxite mined is transferred or sold to the Government, Production Levy shall be paid by the party on whose behalf the bauxite is actually being shipped (exported). The Production Levy payable by St. Ann Bauxite shall be calculated and paid in United States Dollars.

(b) As used in this Section 6.01:

(1) The term “Bauxite Shipments” shall mean the bauxite actually shipped in such calendar year expressed in MT determined by using methods verifiable to the Government.

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(2) The term “LMEP” shall mean the average of the three months seller price for 99.7 percent purity aluminum in United States Dollars per MT quoted by the London Metal Exchange as published in Metal Bulletin under the caption “Metal Bulletin (month) Averages” in the section “London Metal Exchange high, low and average (month) (days)” in the column “(month) Average” for the calendar year in question. In the absence of an LMEP, St. Ann Bauxite and the Government will negotiate toward agreeing on a mutually acceptable alternative pricing mechanism. In the event the parties fail to reach an agreement within sixty (60) days of either party having notified the other to enter into discussions to agree to an alternative pricing mechanism, then the Chairman of the London Metal Exchange in London, U.K. or his nominee shall be requested to select a suitable reference in lieu thereof and/or appropriate amendment to the terms of this Section 6.01(b)(ii). The decision of the Chairman or his nominee shall be final and binding on the parties.

(c) Production Levy Formula:

(1) The minimum Production Levy payable with respect to each calendar year that this Section 6.01 is in effect shall be an amount equal to US$[***] per Metric Ton of bauxite at an LMEP of US$[***] multiplied by Bauxite Shipments.

(2) The minimum Production Levy per MT of bauxite shall thereafter escalate from US$[***] per Metric Ton in direct proportion to increases in LMEP.

(d) St. Ann Bauxite shall have no obligation to pay any minimum amount of Production Levy with respect to any calendar year except as required pursuant to, and subject to the terms of this Section 6.01 with respect to actual Bauxite Shipments.

(e) Except as hereinafter provided, St. Ann Bauxite will pay the Production Levy on all bauxite and laterite extracted or won by St. Ann Bauxite in each calendar year in monthly installments within fifteen (15) days after the end of each calendar month. However, for administrative convenience, such Production Levy installments will be calculated (1) on the basis of total bauxite shipped by St. Ann Bauxite during the period from January 1 of each calendar year to the end of the month (during such calendar year) for which the payment is due, (2) using a provisional Production Levy rate equivalent to the basic rate referred to in the Bauxite (Production Levy) Act as gazetted from time to time, and (3) after subtracting the sum of all monthly installments of Production Levy previously paid with respect to such calendar year period.

(f) The quarterly statements of prices for primary aluminum required to be filed by St. Ann Bauxite under Section 4(2) of the Bauxite (Production Levy) Act, shall be prepared in aggregate form (reflecting gross sales revenues and tonnages) consistent with the definition of LMEP in Section 6.01(b)(ii) above.

6.02 (a) Notwithstanding the foregoing, St. Ann Bauxite agrees to make a minimum investment of US$165,613,000.00 between January 1, 2009 and December 31, 2014 and the Government agrees to grant to St. Ann Bauxite a 100% waiver of the payment of Production Levy in respect of the calendar year 2008. PROVIDED THAT if the minimum investment of US$165,613,000.00 is not made before December 31, 2014, the 2008 production levy in the amount of US$[***], which amount shall be deemed its total liability given the special circumstances herein, shall be paid on or

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before March 31, 2015. The investment programme anticipated for the period 2010 to 2014 is set out in Schedule 6.02(a) and it is agreed that any changes to the investment programme proposed by St. Ann Bauxite may be permitted in writing by the Government upon prior disclosure, notification and consultation about the proposed change, such permission not to be unreasonably withheld. Permission to change the investment programme is deemed to have been granted if no response in writing by the Government is given within sixty (60) days of receipt by the Government of the request.

(b) Notwithstanding clause 6.01 above, the Government agrees that, given the special circumstances herein, St. Ann Bauxite shall pay Production Levy at the rate of US$[***] per tonne during the calendar years 2009, 2010 and 2011.

(c) Notwithstanding clause 6.01 above, Government agrees that, given the special circumstances herein, St. Ann Bauxite shall pay Production Levy during the calendar years 2012, 2013 and 2014 at the rate of: US$[***] per tonne where the LMEP is under US$[***]; US$[***] per tonne where the LMEP is at US$[***] but under US$[***]; and US$[***] per tonne where the LMEP is at US$[***] or above.

6.03 The parties acknowledge that St. Ann Bauxite has paid US$15.5 million on December 31, 2009 in respect of its liabilities arising in accordance with clause 6.02(b). This payment will be credited to its actual liability arising in accordance with clause 6.02(b) until such credit is exhausted. It is agreed that the outstanding levy liability of US$4,661,000 will be deducted from the US$15.5 million payment.

ARTICLE VII

ROYALTIES

7.01	Royalties.

During the term hereof the total royalty payable under the Mining Act or the Mining Regulations, as amended from time to time, by St. Ann Bauxite to any Person for the mining of bauxite shall be at the rate of U.S. $0.50 per dry MT of bauxite shipped.

ARTICLE VIII

OTHER TAXES AND CHARGES

8.01	Other Taxes and Charges.

During the term of this Agreement, the Government shall indemnify and save St. Ann Bauxite harmless from any obligation to pay or liability for any further taxes or other government impositions of whatever kind or nature on, or in connection with, St. Ann Bauxite’s and the Partnership’s bauxite mining enterprise in Jamaica, either directly or indirectly, except that St. Ann Bauxite shall be liable to pay all taxes or other government impositions of whatever kind or nature, which are now or may hereafter be imposed and which are of general application in Jamaica and are not applied in a

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discriminatory manner to St. Ann Bauxite as a recognised bauxite producer, provided however that this provision shall not apply to those taxes or other government impositions for which specific and separate limitations are contained elsewhere in this Agreement.

Based on the adjustments made herein to the Fiscal Regime applicable to the period January 1, 2009 to December 31, 2014, save and except in respect of Property Tax, and taxes withheld by St. Ann Bauxite from payments to employees and contractors, it is agreed that the parties hereby release each other from all claims for additional taxes relating to the Fiscal Regime applicable up to December 31, 2009.

8.02	Property Tax.

(a) For the purposes of property tax, the valuation of lands containing minerals which belong to the Government by virtue of the Minerals (Vesting) Act or any other present or future Act shall not take into account the presence of the said minerals.

(b) Neither St. Ann Bauxite nor the Partnership shall be liable to pay a higher rate of property tax on lands owned by St. Ann Bauxite or the Partnership or leased to either of them, nor shall the value of any property so owned or occupied by either of them for the purposes of its bauxite mining operations be assessed on a basis different from that used for other land owners engaged in industrial or commercial operations.

(c) The Partners or the Partnership shall be liable to pay such property taxes, rates and other outgoings in respect of the Lands that, under applicable law, are payable with respect to periods during which they or it are in possession thereof.

8.03	Customs Duties and Other Similar Impost.

(a) No tonnage tax, consumption duty, customs duty or other similar impost shall be payable by St. Ann Bauxite or the Partnership or, pursuant to Section 4(3) of the Encouragement Act by the holder of a contract with St. Ann Bauxite, in respect of any of the articles referred to in Sections 4 and 7 of the Encouragement Act, any items necessary for the repair, maintenance or restoration of those items specified in Part 1 of the Schedule to the said Act, during applicable periods mentioned in said Act, or in respect of any such articles or items imported during such period or any extension thereof; and

(b) No excise duty shall be payable by St. Ann Bauxite or the Partnership or, pursuant to Section 8(3) of the Encouragement Act by the holder of a contract with St. Ann Bauxite or the Partnership, on any of the articles referred to in Section 8 Subsections (1) and (3) of the said Act during the period described in Section 15.01(a) or any extension thereof.

(c) All documents used in connection with the importation into Jamaica of any of the articles referred to in Subsection 1 of Sections 4 and/or 7 of the Encouragement Act shall be exempt from additional Stamp Duty.

(d) St. Ann Bauxite shall pay and advance to the Government and its agencies all taxes, duties, charges or similar imposts, including but not limited to transfer taxes, stamp duty, and registration fees, which are payable under applicable laws in respect of its acquisition of Kaiser

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Bauxite’s undivided interest in the assets, property and in the Original Partnership under the terms of the Asset Purchase Agreement. St. Ann Bauxite will indemnify JBM against the payment of any such taxes, duties, charges or similar imposts which may be raised against it by virtue of being a member of the Original Partnership or the Partnership.

8.04	Consultation on Extension of Fiscal Regime.

The provisions of Articles V, VI, VII and VIII shall become effective as of the January 1, 2009 and shall govern the period from January 1, 2009 through December 31, 2014. As of July 1, 2014, St. Ann Bauxite or the Government shall have the option of proposing adjustments to the fiscal regime for periods commencing January 1, 2015 and the parties will enter into discussions in good faith. In the event that no agreement is reached prior to December 31, 2014, commencing January 1, 2015: (a) the provisions of Articles V, VII and VIII, as same may be amended from time to time by agreement between the parties, shall be extended; and (b), subject to there being a prior adjustment to the bauxite production levy charges applicable to bauxite and alumina producers operating in Jamaica, the provisions of Article VI shall be as follows:

“ARTICLE VI

PRODUCTION LEVY

6.01	Production Levy.

(a) St. Ann Bauxite will pay to the Government an extraction tax to be known as the bauxite production levy (the “Production Levy”) in respect of its share of all bauxite or laterite extracted or won from the St. Ann Mining Lease in each calendar year, but for administrative convenience, the amount of Production Levy payable shall be determined on the basis of the bauxite actually shipped (i.e. exported) expressed in MT as hereinafter provided for the calendar year. To the extent that bauxite mined is transferred or sold to the Government, Production Levy shall be paid by the party on whose behalf the bauxite is actually being shipped (exported). The Production Levy payable by St. Ann Bauxite shall be calculated and paid in U.S. Dollars.

(b) As used in this Section 6.01:

(1) The term “Bauxite Shipments” shall mean the bauxite actually shipped in such calendar year expressed in MT determined by using methods verifiable to the Government.

(2) The term “LMEP” shall mean the average of the three months seller price for 99.7 percent purity aluminum in U.S. Dollars per Metric Ton quoted by the London Metal Exchange as published in Metal Bulletin under the caption “Metal Bulletin (month) Averages” in the section “London Metal Exchange high, low and average (month) (days)” in the column “(month) Average” for the calendar year in question. In the absence of an LMEP, St. Ann Bauxite and the Government will negotiate toward agreeing on a mutually acceptable alternative pricing mechanism. In the event the parties fail to reach an agreement within sixty

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(60) days of either party having notified the other to enter into discussions to agree to an alternative pricing mechanism, then the Chairman of the London Metal Exchange in London, U.K. or his nominee shall be requested to select a suitable reference in lieu thereof and/or appropriate amendment to the terms of this Section 6.01(b)(ii). The decision of the Chairman or his nominee shall be final and binding on the parties.

(c) Production Levy Formula:

With effect from January 1, 2015:

(1) The Production Levy payable with respect to each calendar year that this Section 6.01 is in effect shall be an amount equal to the LMEP Price multiplied by Bauxite Shipments.

(2) The minimum Production Levy per MT is determined at an LMEP of US$[***] per Metric Ton and shall escalate from US$[***] per Metric Ton in direct proportion to increases in LMEP.

(d) St. Ann Bauxite shall have no obligation to pay any minimum amount of Production Levy with respect to any calendar year except as required pursuant to, and subject to the terms of this Section 6.01 with respect to actual Bauxite Shipments.

(e) Except as hereinafter provided, St. Ann Bauxite will pay the Production Levy on all bauxite and laterite extracted or won by St. Ann Bauxite in each calendar year in monthly installments within fifteen (15) days after the end of each calendar month. However, for administrative convenience, such Production Levy installments will be calculated (1) on the basis of total bauxite shipped by St. Ann Bauxite during the period from January 1 of each calendar year to the end of the month (during such calendar year) for which the payment is due, (2) using a provisional Production Levy rate equivalent to the basic rate referred to in the Bauxite (Production Levy) Act as gazetted from time to time, and (3) after subtracting the sum of all monthly installments of Production Levy previously paid with respect to such calendar year period.

(f) The quarterly statements of prices for primary aluminium required to be filed by St. Ann Bauxite under Section 4(2) of the Bauxite (Production Levy) Act, shall be prepared in aggregate form (reflecting gross sales revenues and tonnages) consistent with the definition of LMEP in Section 6.01(b)(ii) above.”

ARTICLE IV

EFFECTIVENESS

4.01	Effective Dates

(a) Except as otherwise specified herein, the Amendments shall take effect from the 1st day of September 2009.

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(b) Except as specifically modified by this Agreement, the Establishment Agreement shall remain in full force and effect in accordance with its terms, and from and after the Effective Dates of these Amendments. Unless the context otherwise requires, all references to the Establishment Agreement shall be to the Establishment Agreement as amended hereby.

ARTICLE V

MISCELLANEOUS

5.01	Reimbursable Expenses

The Parties agree that, in consideration of the foregoing, the outstanding obligations of the Commissioner of Lands to reimburse St. Ann Bauxite on behalf of the Original Partnership, as set out in clause 9.05 of the Agency Agreement, shall be deemed not to exceed US$4,300,000 and that no claim in excess of this amount shall be made by St. Ann Bauxite for GOJ Lands or other lands acquired in the name of the Commissioner of Lands by Kaiser Bauxite Company or Kaiser Jamaica Bauxite Company up to September 30, 2004, whether or not such expenses have been incurred as of the date hereof. The parties agree to review transactions giving rise to this obligation within sixty (60) days in order to determine: (a) the amount by which it can be reduced; and (b) processes which can be used for completing the transactions which would reduce the implementation costs.

5.02	Counterparts; Facsimiles

This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. This Agreement shall become effective when each party to this Agreement shall have received counterparts hereof signed by the other party to this Agreement.

5.03	Governing Law

This Agreement shall be governed by, and construed in accordance with, Jamaican law.

SIGNED BY THE PARTIES HERETO on the day and year first above written.

NORANDA BAUXITE LIMITED		THE GOVERNMENT OF JAMAICA

By :	/S/ GAIL E. LEHMAN	By:	/S/ AUDLEY SHAW
Name:	Gail E. Lehman		Minister of Finance and Public Service
Title:	Secretary

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By:	/S/ ALAN K. BROWN	By:	/S/ JAMES ROBERTSON
Name:	Alan K. Brown		Minister of Energy and Mining
Title:	Director

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SCHEDULE 6.02(a)

Noranda Bauxite

Investment Program Estimate

US$000

	2009			2010			2011			2012			2013			2014			Total
Capital Expenditures	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Land	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Haulroads	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Dredging	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Reclaimation	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Maintenance	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Contract Mining	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Public Relations/Community Outreach	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Training	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]
Productivity Excellence Program	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]

Total	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]	$	[***	]		$165,613

* This list is meant to be representative sample of potential outcomes by line item. Actual results will vary, potentially substantially.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION